UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Capital Appreciation
of Commercial Real Estate Investments.

Annual Report

December 31, 2012

Nuveen Real Asset Income and Growth Fund

JRI

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage and Other Information	8
Share Distribution and Price Information	10
Performance Overview	12
Report of Registered Independent Public Accounting Firm	13
Portfolio of Investments	14
Statement of Assets & Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26
Board Members & Officers	36
Glossary of Terms Used in this Report	41
Additional Fund Information	43

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Real Asset Income and Growth Fund (JRI)

The Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Jay Rosenberg, John Wenker and Jeff Schmitz, CFA, have managed the Fund since its inception.

In the following paragraphs, they talk about the general market conditions, their management strategy and the performance of the Fund over the period ended December 31, 2012. While this is an annual report, the Fund is not reviewing a full twelve months of performance as the inception date for JRI was April 25, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the

Nuveen Investments

S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

What key strategies were used to manage the Fund during this reporting period ended December 31, 2012?

The Fund launched on April 25, 2012 with an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. Our long-term target allocations for each of these segments are: 33% in global infrastructure common stock, 15% in real estate investment trust (REIT) common stock, 12% in global infrastructure preferred stock and hybrids, 20% in REIT preferred stock and 20% in debt securities. However, the Fund ended this abbreviated fiscal year period with weights that were intentionally off-target due to our active asset allocation.

We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher dividend yields. From the group of securities providing the highest yields, we focused on owning those companies and securities with the highest total return potential in the Fund's portfolio. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases. The Fund's management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

Over the long term, the Fund's portfolio should be relatively balanced between U.S. and non-U.S. exposure. However, we ended this reporting period with approximately two-thirds of the Fund in the United States and one-third in non-U.S. exposure. This positioning was mostly the result of our underweight to the euro zone countries due to the continued political and regulatory risk in that region. We also reduced exposure to the United Kingdom, Singapore and Hong Kong during the period because we found better opportunities in the United States.

How did the Fund perform during this reporting period ended December 31, 2012?

The performance of the Fund, as well as for its comparative benchmark and index, is presented in the accompanying table.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 4/25/12.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

Cumulative Total Returns on Net Asset Value

For the period ended 12/31/12

Since Inception*
JRI	12.93%
Comparative Benchmark**	6.29%
MSCI World Index**	6.21%

The Fund outperformed its Comparative Benchmark and the Morgan Stanley Capital International (MSCI) World Index for the abbreviated performance period from April 25, 2012 through December 31, 2012. Over the reporting period, the Fund continued to generate a higher level of yield than its Comparative Benchmark's, while experiencing positive attribution from all five of its major segments. The Fund's top performing area during the period was REIT common equity, followed by infrastructure common equity, REIT preferreds, infrastructure preferreds and high yield. Performance also benefited from several strategic asset allocation changes we made during the period.

Outperformance in the REIT common equity sector was quite widespread, particularly from some of the more stable and mature companies in higher yielding areas such as net lease, health care REITs, office, industrial, hotel REITs and community centers. In the REIT preferred portion of the Fund, strong results were driven by exposure to non-rated securities, which we continued to increase throughout the period. In both the REIT common equity and preferred segments, we avoided European exposure, concentrating the Fund's holdings primarily in the United States, Singapore and Australia.

Within the infrastructure common equity sector, the Fund benefited from a significant underweight in the electric utilities sector, paired with an overweight in electric transmission. A great deal of the positive attribution resulted from our ongoing underweight to Continental European electric utilities, as stocks in countries such as Germany fell to five-year lows based on low power prices. Stock selection in the gas utilities sector was also favorable. Outperformance in the infrastructure preferred portfolio was again driven by exposure to global hybrid bonds, which comprised the majority of this portion of the Fund and performed extremely well.

The Fund's high yield bond portfolio slightly outperformed the benchmark as a number of our individual credits performed well. Holdings were spread across the United States, emerging markets and Europe and diversified across a number of real asset categories, with the greatest concentrations in the industrial, electric and gas utilities, and pipeline sectors. Performance was also aided by our focus on the higher quality tier of the high yield market, which outperformed for the overall period. The Fund experienced no meaningful performance detractors during the reporting period.

The Fund also periodically wrote call options on REIT stocks, while owning REIT equities, to enhance returns while foregoing some upside potential. These options had a small positive impact on performance and expired prior to the close of this reporting period.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

The Fund intends to use leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising. The Fund entered into a $90 million borrowings facility as a means of employing financial leverage. During the period, the Fund entered into forward starting interest rate swap contracts, which have yet to become effective, in order to hedge future leverage costs. The increase in longer-term interest rates contributed to positive mark-to-market unrealized gains for the period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Nuveen Investments

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Real Estate Risk. Your investment in the Fund is linked to the performance of the commercial real estate markets, which may fall due to increasing vacancies, declining rents or the failure of borrowers to pay their loans.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund declared its initial quarterly distribution to shareholders of $0.3675 per share in July 2012, which remained stable during the period.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but, as noted earlier, also increases the variability of shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of real estate investment trusts "REITs", into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Nuveen Investments

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the period April 25, 2012 (commencement of operations) through December 31, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/12	JRI
Inception date	4/25/12
Period April 25, 2012 (commencement of operations) through December 31, 2012:
Per share distribution:
From net investment income	$0.88
From long-term capital gains	0.00
From short-term capital gains	0.31
Return of capital	0.00
Total per share distribution	$1.19
Distribution rate on NAV	7.80%
Cumulative total returns:
Since inception on NAV	12.93%

Common Share Repurchases and Price Information

During November 2012, the Fund was authorized by its Board of Trustees to participate in an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. Subsequently, the Fund has not repurchased any of its outstanding shares.

As of December 31, 2012, the Fund was trading at a -8.21% discount to its share NAV, compared with an average discount of -3.54% for the abbreviated reporting period.

Nuveen Investments

Fund Snapshot

Share Price	$18.67
Net Asset Value (NAV)	$20.34
Premium/(Discount) to NAV	-8.21%
Current Distribution Rate[1]	9.53%
Net Assets ($000)	$198,897

Cumulative Total Returns
(Inception 4/25/12)

	On Share Price	On NAV
Since Inception	-0.68%	12.93%

Leverage

Regulatory Leverage	28.16%
Effective Leverage	28.16%

Portfolio Composition

(as a % of total investments)2,3

Real Estate Investment Trust	45.4%
Electric Utilities	10.9%
Oil, Gas & Consumable Fuels	9.2%
Multi-Utilities	6.4%
Diversified Financial Services	4.3%
Transportation Infrastructure	3.4%
Real Estate Management & Development	3.3%
Short-Term Investments	2.5%
Other	14.6%

Country Allocation

(as a % of total investments)2,3

United States	72.1%
Australia	8.7%
Philippines	2.9%
Singapore	2.7%
Other	13.6%

Top Five Common Stock Holdings

(as a % of total investments)3

National Retail Properties, Inc.	3.1%
Spark Infrastructure Group	2.6%
Liberty Property Trust	2.3%
National Grid PLC, Sponsored ADR	2.2%
Enterprise Products Partnership LP	1.9%

JRI

Performance

OVERVIEW

Nuveen Real Asset Income and Growth Fund

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2012 Distributions Per Common Share4

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview Page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings subject to change.

4  In addition to its quarterly distribution to shareholders, the Fund paid shareholders a net ordinary income distribution and a capital gains distribution in December 2012 of $0.1380 and $0.3067 per share, respectively.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Real Asset Income and Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Asset Income and Growth Fund (the "Fund") as of December 31, 2012, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from April 25, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, counterparty, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Asset Income and Growth Fund at December 31, 2012, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from April 25, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2013

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 55.8% (40.5% of Total Investments)
	Air Freight & Logistics – 0.6%
1,334,349	Singapore Post Limited, (2)	$1,257,408
	Electric Utilities – 9.7%
10,856	Duke Energy Corporation	692,613
7,821	EDP Energias do Brasil S.A.	47,709
240	Hafslund ASA, Class B Shares, (2)	1,956
89,463	Pepco Holdings, Inc.	1,754,369
53,245	Scottish and Southern Energy PLC, (2)	1,238,697
64,608	Southern Company	2,765,869
4,113,923	Spark Infrastructure Group, (2)	7,192,266
199,359	Transmissora Alianca de Energia Eletrica S.A.	2,122,602
59,133	Unitil Corp.	1,532,727
69,424	Westar Energy Inc.	1,986,915
	Total Electric Utilities	19,335,723
	Gas Utilities – 0.7%
4,104,535	Cityspring Infrastructure Trust, (2)	1,481,964
	Multi-Utilities – 7.0%
2,358,005	DUET Group, (2)	5,115,408
32,160	E.ON SE, (2)	603,194
94,670	Hera SpA, (2)	153,676
103,603	National Grid PLC, Sponsored ADR	5,950,956
892,076	Vector Limited, (2)	2,016,582
	Total Multi-Utilities	13,839,816
	Oil, Gas & Consumable Fuels – 7.1%
154,322	Boardwalk Pipline Partners L.P.	3,842,618
75,762	Enbridge Energy Partners L.P.	2,113,760
103,073	Enterprise Products Partnership L.P.	5,161,896
1,624	Kinder Morgan Energy Partners L.P.	129,579
183,860	Veresen Inc.	2,186,653
16,497	Western Gas Partners, L.P.	785,752
	Total Oil, Gas & Consumable Fuels	14,220,258
	Real Estate Investment Trust – 27.6%
43,331	AmREIT Inc., Class B Shares	743,127
4,260	Brandywine Realty Trust	51,929
218,874	CapitaMall Trust, (2)	384,621
67,533	Colony Financial Inc.	1,316,894
319,867	Duke Realty Corporation	4,436,555
1,210	GLP J-REIT	924,592
33,090	Health Care REIT, Inc.	2,028,086
30,784	Healthcare Realty Trust, Inc.	739,124
48,078	Inland Real Estate Corporation	402,894
95,690	Kite Realty Group Trust	2,454,449
177,795	Liberty Property Trust	6,359,727
55,348	Mack-Cali Realty Corporation	1,445,136
1,203,734	Mapletree Logistics Trust, (2)	1,132,883

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
2,518	Monmouth Real Estate Investment Corp	$26,086
270,536	National Retail Properties, Inc.	8,440,723
87,691	Omega Healthcare Investors, Inc.	2,091,430
1,209,300	Parkway Life REIT, (2)	2,136,554
70,040	Pebblebrook Hotel Trust	1,820,340
135,272	Ramco-Gershenson Properties Trust	1,800,470
157,564	Select Income REIT	3,902,860
159,065	Starwood Property Trust Inc.	3,652,132
208,312	Summit Hotel Properties Inc.	1,978,964
48,486	Sunstone Hotel Investors Inc.	1,236,878
822	Universal Health Realty Income Trust	41,601
194,592	Urstadt Biddle Properties Inc.	3,829,571
464,282	Westfield Realty Trust, (2)	1,464,789
	Total Real Estate Investment Trust	54,842,415
	Real Estate Management & Development – 0.3%
892,062	Ascendas India Trust	547,703
	Transportation Infrastructure – 2.8%
682	Kobenhavns Lufthavne, (2), (WI/DD)	239,963
441,778	SATS Limited, (2)	1,054,963
681,655	Sydney Airport, (2)	2,401,161
287,797	Transuburban Group, (2)	1,829,409
	Total Transportation Infrastructure	5,525,496
	Total Common Stocks (cost $105,249,933)	111,050,783

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 3.9% (2.8% of Total Investments)
	Electric Utilities – 2.4%
65,011	NextEra Energy Inc.	5.889%	BBB	$3,254,451
25,774	PPL Corporation	8.750%	N/R	1,384,837
	Total Electric Utilities			4,639,288
	Real Estate Investment Trust – 1.5%
61,188	Alexandria Real Estate Equities Inc., (4)	7.000%	N/R	1,610,009
26,678	Ramco-Gershenson Properties Trust	7.250%	N/R	1,417,135
	Total Real Estate Investment Trust			3,027,144
	Total Convertible Preferred Securities (cost $7,433,286)			7,666,432
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 41.9% (30.4% of Total Investments)
	Construction & Engineering – 3.3%
6,434,000	PHBS Limited, (5)	6.625%	N/R	$6,506,382
	Electric Utilities – 0.8%
60,725	NextEra Energy Inc.	5.125%	BBB	1,523,590
	Multi-Utilities – 1.8%
57,725	DTE Energy Company	5.250%	Baa2	1,454,670
880,000	RWE AG, (5)	7.000%	Baa2	965,800
700,000	RWE AG, (5)	7.000%	Baa2	1,236,613
	Total Multi-Utilities			3,657,083

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Coupon		Ratings (3)	Value
	Real Estate Investment Trust – 33.5%
33,476	Alexandria Real Estate Equities Inc., Series B	6.450%		Baa3	$882,093
40,500	Apollo Commercial Real Estate Finance	8.625%		N/R	1,059,075
71,065	CBL & Associates Properties Inc., Series E	6.625%		N/R	1,773,782
21,950	CBL & Associates Properties Inc., Series D	7.375%		N/R	549,848
90,543	Cedar Shopping Centers Inc., Series A	7.250%		N/R	2,213,776
43,042	Chesapeake Lodging Trust	7.750%		N/R	1,139,752
96,014	Coresite Realty Corporation, (6)	7.250%		N/R	2,420,513
77,903	Corporate Office Properties Trust	7.375%		N/R	1,958,481
39,461	Cousins Property Inc.	7.500%		N/R	987,314
22,711	Cousins Property Inc.	7.750%		N/R	574,134
183,158	Developers Diversified Realty Corporation	6.500%		Ba1	4,480,045
24,937	Essex Property Trust	7.125%		BBB-	646,367
30,049	Excel Trust Inc.	8.125%		N/R	782,776
101,081	First Industrial Realty Trust, Inc., Series J	7.250%		B+	2,534,101
31,243	First Industrial Realty Trust, Inc., Series K	7.250%		B+	781,075
22,639	First Potomac Realty Trust	7.750%		N/R	581,143
10,173	Glimcher Realty Trust, Series G	8.125%		B2	256,054
137,451	Glimcher Realty Trust, Series H	7.500%		B2	3,489,881
77,734	Hersha Hospitality Trust	8.000%		N/R	1,955,010
116,909	Investors Real Estate Trust	7.950%		N/R	3,039,634
73,696	Kilroy Realty Corporation	6.375%		Ba1	1,849,033
15,547	Lexington Realty Trust	7.550%		N/R	388,830
54,201	Monmouth Real Estate Investment Corp.	7.875%		N/R	1,408,142
13,890	Pebblebrook Hotel Trust	7.875%		N/R	359,890
44,161	Penn Real Estate Investment Trust	8.250%		N/R	1,160,551
80,534	Penn Real Estate Investment Trust	7.375%		N/R	2,038,316
13,258	Post Properties, Inc., Series A	8.500%		Baa3	848,247
6,120	Prologis Inc., Series M	6.750%		BB	153,979
24,693	Prologis Inc., Series S	6.750%		BB	617,572
147,687	Retail Properties of America, (6)	7.000%		N/R	3,640,485
156,029	SL Green Realty Corporation	6.500%		Ba2	3,916,328
230,819	Summit Hotel Properties Inc.	7.875%		N/R	5,885,884
74,486	Summit Hotel Properties Inc.	9.250%		N/R	1,971,644
35,907	Sunstone Hotel Investors Inc.	8.000%		N/R	890,853
101,904	Taubman Centers Incorporated., Series J	6.500%		N/R	2,609,761
112,978	Terreno Realty Corporation	7.750%		N/R	2,938,558
92,641	Urstadt Biddle Properties, Inc.	7.125%		N/R	2,407,740
55,793	Weingarten Realty Trust	6.750%		Baa3	1,396,499
	Total Real Estate Investment Trust				66,587,166
	Real Estate Management & Development – 2.5%
209,131	Forest City Enterprises Inc.	7.375%		B	5,094,431
	Total $25 Par (or similar) Preferred Securities (cost $81,617,525)				83,368,652
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 30.5% (22.1% of Total Investments)
	Building Products – 0.6%
$1,100	Corporativo Javer S.A. de C.V., 144A	9.875%	4/06/21	B1	$1,177,000
	Commercial Services & Supplies – 2.4%
1,720	ADS Waste Holdings Inc., 144A	8.250%	10/01/20	CCC+	1,806,000
400	Casella Waste Systems Inc., 144A	7.750%	2/15/19	Caa1	380,000
2,025	Casella Waste Systems Inc.	7.750%	2/15/19	B-	1,923,750
784	EnergySolutions Inc.	10.750%	8/15/18	B	740,880
4,929	Total Commercial Services & Supplies				4,850,630

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Diversified Financial Services – 5.9%
$3,840	Origin Energy Finance Limited	7.875%	6/16/71	Baa3	$5,322,042
5,025	Royal Capital BV	8.375%	N/A (7)	N/R	5,438,864
982	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	982,592
9,847	Total Diversified Financial Services				11,743,498
	Diversified Telecommunication Services – 0.8%
1,500	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,563,750
	Electric Utilities – 1.0%
439	APT Pipelines Limited	7.510%	9/30/72	N/R	475,340
1,000	TenneT Holding BV	6.665%	N/A (7)	BBB	1,422,247
1,439	Total Electric Utilities				1,897,587
	Energy Equipment & Services – 0.1%
200	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	218,000
	Gas Utilities – 0.0%
71	Suburban Propane Partners LP	7.500%	10/01/18	BB-	76,503
	Health Care Providers & Services – 4.5%
950	Acadia Healthcare	12.875%	11/01/18	B-	1,149,500
750	Community Health Systems, Inc.	8.000%	11/15/19	B	811,875
250	HCA Holdings Inc.	6.250%	2/15/21	B-	256,250
900	HealthSouth Corporation	7.750%	9/15/22	BB-	986,625
2,225	Kindred Healthcare Inc.	8.250%	6/01/19	B-	2,163,812
1,975	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	2,019,437
1,500	Tenet Healthcare Corporation, 144A	6.750%	2/01/20	B-	1,545,000
8,550	Total Health Care Providers & Services				8,932,499
	Household Durables – 0.6%
1,175	Desarrolla Homex S.A.B. de CV, 144A	9.750%	3/25/20	Ba3	1,274,875
	Independent Power Producers & Energy Traders – 2.7%
1,417	Calpine Corporation, 144A	7.875%	1/15/23	BB	1,601,210
1,345	Mirant Americas Generation LLC	8.500%	10/01/21	BB-	1,533,300
2,110	NRG Energy Inc.	7.875%	5/15/21	BB	2,342,100
4,872	Total Independent Power Producers & Energy Traders				5,476,610
	IT Services – 1.0%
1,675	Zayo Escrow Corporation, 144A	10.125%	7/01/20	CCC+	1,905,313
	Marine – 0.9%
1,850	Navios Maritime Acquisition Corporation	8.625%	11/01/17	B	1,734,375
	Metals & Mining – 0.7%
1,600	WPE International Cooperatief U.A., 144A	10.375%	9/30/20	B+	1,376,000
	Oil, Gas & Consumable Fuels – 5.5%
1,720	Crosstex Energy Finance	8.875%	2/15/18	B+	1,857,600
1,230	Holly Energy Partners LP, 144A	6.500%	3/01/20	BB-	1,316,100
2,000	Niska Gas Storage US LLC	8.875%	3/15/18	B+	2,055,000
1,000	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB-	1,035,000
1,560	PBF Holding Company LLC, 144A	8.250%	2/15/20	BB+	1,680,900
800	Tesoro Logistics LP Finance Corporation, 144A	5.875%	10/01/20	BB-	830,000
2,000	United Refining Inc., 144A	10.500%	2/28/18	B	2,170,000
10,310	Total Oil, Gas & Consumable Fuels				10,944,600

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Real Estate Management & Development – 0.6%
$350	Kennedy-Wilson Inc, 144A	8.750%	4/01/19	BB-	$372,750
750	Kennedy-Wilson Inc	8.750%	4/01/19	BB-	798,750
1,100	Total Real Estate Management & Development				1,171,500
	Road & Rail – 1.3%
2,526	Inversiones Alsacia S.A., 144A	8.000%	8/18/18	Ba2	2,545,286
	Transportation Infrastructure – 1.9%
3,200	Eurogate GmbH	6.750%	N/A (7)	N/R	3,716,981
$55,944	Total Corporate Bonds (cost $58,272,247)				60,605,007
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 1.3% (0.9% of Total Investments)
	Electric Utilities – 1.3%
$1,035	First Philipine Holdings Corporation	8.723%	N/A (7)	N/R	$2,607,359
	Total Capital Preferred Securities (cost $2,596,101)				2,607,359
Shares	Description (1)				Value
	Investment Companies – 1.1% (0.8% of Total Investments)
	Real Estate Management & Development – 1.1%
1,310,245	Starwood European Real Estate Finance Limited				$2,170,996
	Total Investment Companies (cost $2,111,657)				2,170,996
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.4% (2.5% of Total Investments)
$6,726	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $6,726,240, collateralized by $6,575,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $6,862,209	0.010%	1/02/13		$6,726,236
	Total Short-Term Investments (cost $6,726,236)				6,726,236
	Total Investments (cost $264,006,985) – 137.9%				274,195,465
	Borrowings Payable – (39.2)% (8), (9)				(78,000,000)
	Other Assets Less Liabilities – 1.3% (10)				2,701,663
	Net Assets Applicable to Common Shares – 100%				$198,897,128

Nuveen Investments

Investments in Derivatives as of December 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Annualized Rate	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$29,250,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$68,939
JPMorgan	29,250,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	168,293
								$237,232

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  For fair value measurement disclosure purposes, Convertible Preferred Security categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  Borrowings Payable as a percentage of total investments is 28.4%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $132,491,211 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  N/R  Not rated.

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  USD-LIBOR-BBA  United States Dollar-London Inter-Bank Offered Rate.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

Assets
Investments, at value (cost $264,006,985)	$274,195,465
Cash denominated in foreign currencies (cost $32,602)	32,640
Unrealized appreciation on interest rate swaps	237,232
Receivables:
Dividends	1,167,194
Interest	1,520,589
Investments sold	6,281,904
Reclaims	97,987
Other assets	21,798
Total assets	283,554,809
Liabilities
Borrowings	78,000,000
Payable for investments purchased	6,330,875
Accrued expenses:
Interest on borrowings	2,114
Management fees	228,527
Trustees fees	2,019
Other	94,146
Total liabilities	84,657,681
Net assets	$198,897,128
Shares outstanding	9,780,250
Net asset value per share outstanding	$20.34
Net assets consist of:
Shares, $.01 par value per share	$97,803
Paid-in surplus	186,325,963
Undistributed (Over-distribution of) net investment income	461,496
Accumulated net realized gain (loss)	1,586,116
Net unrealized appreciation (depreciation)	10,425,750
Net assets	$198,897,128
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

For the period from April 25, 2012 (commencement of operations) through December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $469,230)	$7,781,347
Interest	3,523,947
Total investment income	11,305,294
Expenses
Management fees	1,586,842
Interest expense on borrowings	345,708
Shareholders servicing agent fees and expenses	60
Custodian fees and expenses	92,112
Trustees fees and expenses	4,520
Professional fees	25,896
Shareholders reporting expenses	49,117
Investor relations expense	18,229
Other expenses	7,507
Total expenses	2,129,991
Net investment income (loss)	9,175,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,283,513
Call options written	126,557
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,200,509
Interest rate swaps	237,232
Net realized and unrealized gain (loss)	14,847,811
Net increase (decrease) in net assets from operations	$24,023,114

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

For the period from 4/25/12 (commencement of operations) through 12/31/12
Operations
Net investment income (loss)	$9,175,303
Net realized gain (loss) from:
Investments and foreign currency	4,283,513
Call options written	126,557
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,200,509
Interest rate swaps	237,232
Net increase (decrease) in net assets from operations	24,023,114
Distributions to Shareholders
From net investment income	(8,538,158)
From accumulated net realized gains	(2,999,603)
Decrease in net assets from distributions to shareholders	(11,537,761)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	186,311,500
Net increase (decrease) in net assets from capital share transactions	186,311,500
Net increase (decrease) in net assets	198,796,853
Net assets at the beginning of period	100,275
Net assets at the end of period	$198,897,128
Undistributed (Over-distribution of) net investment income at the end of period	$461,496

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

For the period from April 25, 2012 (commencement of operations) through December 31, 2012

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$24,023,114
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(529,242,035)
Proceeds from sales and maturities of investments	274,933,881
Proceeds from (Purchases of) short-term investments, net	(6,726,236)
Proceeds from (Payments for) cash denominated in foreign currency	(32,602)
Cash paid for terminated call options written	(45,354)
Premiums received for call options written	171,911
Amortization (Accretion) of premiums and discounts, net	190,436
(Increase) Decrease in:
Receivable for dividends	(1,167,194)
Receivable for interest	(1,520,589)
Receivable for investments sold	(6,281,904)
Receivable for reclaims	(97,987)
Other assets	(21,798)
Increase (Decrease) in:
Payable for investments purchased	6,330,875
Accrued interest on borrowings	2,114
Accrued management fees	228,527
Accrued trustees fees	2,019
Accrued other expenses	94,146
Net realized gain (loss) from:
Investments and foreign currency	(4,283,513)
Call options written	(126,557)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(10,200,509)
Interest rate swaps	(237,232)
Capital gain and return of capital distributions from investments	1,132,473
Net cash provided by (used in) operating activities	(252,874,014)
Cash Flows from Financing Activities:
Increase in borrowings	78,000,000
Cash distribution paid to shareholders	(11,537,761)
Proceeds from sale of shares, net of offering costs	186,311,500
Net cash provided by (used in) financing activities	252,773,739
Net Increase (Decrease) in Cash	(100,275)
Cash at the beginning of period	100,275
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $343,594.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total
Year Ended 12/31:
2012(d)	$19.10	$.94	$1.53	$2.47	$(.88)	$(.31)	$—	$(1.19)
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012(d)	$78,000	$3,550

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets(c)
	Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Year Ended 12/31:
2012(d)	$(.04)	$20.34	$18.67	(.68)%	12.93%	$198,897	1.65	%*	7.11	%*	114%

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2012(d)	.27	%*

(d)  For the period from April 25, 2012 (commencement of operations) through December 31, 2012.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Real Asset Income and Growth Fund (the "Fund") is a diversified, closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JRI." The Fund was organized as a Massachusetts business trust on January 10, 2012.

On December 31, 2012, the Fund's investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund's debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund's managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund will also employ an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund's risk-adjusted total returns over time. The Fund expects to write (sell) custom basket options with a notional value of options ranging from 5% to 10% of managed assets.

Prior to its commencement of operations on April 25, 2012, the Fund had no operations other than those related to organizational matters, the initial contribution of $100,275 by the Adviser, and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security,

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its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The exchange-traded funds in which the Fund invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had when-issued/delayed delivery purchase commitments of $1,414.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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Notes to

FINANCIAL STATEMENTS (continued)

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the period April 25, 2012 (commencement of operations) through December 31, 2012, the character of distributions to the Fund from the REITs was 74.88% ordinary income, 9.35% long-term capital gains, and 15.77% return of REIT capital.

For the period April 25, 2012 (commencement of operations) through December 31, 2012, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the period April 25, 2012 (commencement of operations) through December 31, 2012, is reflected in the accompanying financial statements.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures,

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options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the period April 25, 2012 (commencement of operations) through December 31, 2012, the Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the period April 25, 2012 (commencement of operations) through December 31, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$19,500,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the semi-annual period and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the period April 25, 2012 (commencement of operations) through December 31, 2012, the Fund periodically wrote call options on REIT stocks, while owning REIT equities, to enhance returns while foregoing some upside potential. The Fund had no other option transactions during the period April 25, 2012 (commencement of operations) through December 31, 2012.

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Notes to

FINANCIAL STATEMENTS (continued)

The average notional amount of call options written during the period April 25, 2012 (commencement of operations) through December 31, 2012, was as follows:

Average notional amount of call options written*	$—	**

*  The average notional amount of call options written is calculated based on the outstanding notional at the beginning of the period and at the end of each fiscal quarter within the current fiscal year.

**  Rounds to less than 1.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing-house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organizational and Offering Costs

The Adviser has agreed to reimburse the Fund's organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($391,000) was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$81,345,289	$29,705,494	$—	$111,050,783
Convertible Preferred Securities	6,056,423	1,610,009	—	7,666,432
$25 Par (or similar) Preferred Securities	74,659,857	8,708,795	—	83,368,652
Corporate Bonds	—	60,605,007	—	60,605,007
Capital Preferred Securities	—	2,607,359	—	2,607,359
Investment Companies	2,170,996	—		2,170,996
Short-Term Investments:
Repurchase Agreements	—	6,726,236	—	6,726,236
Derivatives:
Interest Rate Swaps**	—	237,232		237,232
Total	$164,232,565	$110,200,132	$—	$274,432,697

*  Refer to the Fund's Portfolio of Investments for industry classifications and a breakdown of Common Stocks, Convertible Preferred Securities, and $25 Par (or similar) Preferred Securities classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

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Notes to

FINANCIAL STATEMENTS (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps	$237,232	—	$—

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized for the period from April 25, 2012 (commencement of operations) through December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$126,557
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$237,232

4. Fund Shares

Transactions in Fund shares were as follows:

For the period from 4/25/12 (commencement of operations) through 12/31/12
Shares sold	9,775,000

5. Investment Transactions

Purchases and sales (including maturities, but excluding short-term investments and derivative transactions) during the period from April 25, 2012 (commencement of operations) through December 31, 2012, aggregated $529,242,035 and $274,933,881, respectively.

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Transactions in call options written during the period from April 25, 2012 (commencement of operations) through December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	603,459	171,911
Call options terminated in closing purchase transactions	(181,417)	(45,354)
Call options expired	(422,042)	(126,557)
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$264,733,710
Gross unrealized:
Appreciation	$10,759,343
Depreciation	(1,297,588)
Net unrealized appreciation (depreciation) of investments	$9,461,755

Permanent differences, primarily due to foreign currency reclasses, investments in passive foreign investment companies, complex securities character adjustments, bond premium amortization, and investments in partnerships, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Fund's tax year end, as follows:

Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	(175,649)
Accumulated net realized gain (loss)	175,649

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income*	$2,353,924
Undistributed net long-term capital gains	420,413

*  Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$11,537,761
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 are not subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. Borrowing Arrangements—for JRI

On July 18, 2012, the Fund entered into a $90 million (maximum commitment amount) senior committed secured 180-day rolling margin commitment facility ("Borrowings"), with Bank of America N. A. ("Bank of America") as a means of financial leverage. On December 31, 2012, the outstanding balance on these Borrowings was $78 million. During the period from July 18, 2012 through December 31, 2012, the average daily balance outstanding and interest rate on these Borrowings were $76.8 million and 0.97%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate equal to the one-month LIBOR (London Inter-bank Offered Rate) plus 0.75%. In addition to interest expense, the Fund will pay a non-utilization fee to the extent that the average daily drawn balance for a month is less than $72 million.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred and non-utilization fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Comparative Benchmark: A five index blend comprised of weightings approximating the Fund's proposed portfolio: 1) 33% S&P Global Infrastructure Index; 2) 20% BofA Merrill Lynch REIT Preferred Index; 3) 20% Barclays U.S. Corporate High Yield Debt Bond Index; 4) 15% MSCI U.S. REIT Index; and 5) 12% BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Fund's proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. 1) S&P Global Infrastructure Index: An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements; 2) BofA Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance; 3) Barclays U.S. Corporate High Yield Debt Bond Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; 4) MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe; 5) BofA Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not include the effects of any sales charges or management fees.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  MSCI World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JRI	3.36%	24.63%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of it shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-M-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Real Asset Income and Growth Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$20,250	$6,000	$500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011 (5)	N/A	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5) The Fund commenced operations on April 25, 2012.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	N/A	N/A	N/A

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$500	$0	$0	$500
December 31, 2011	N/A	N/A	N/A	N/A

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name
Jay L. Rosenberg
John G. Wenker
Jeffrey T. Schmitz

Jay L. Rosenberg is the lead manager of the Fund.  He began working with infrastructure and real estate assets in 1995.  In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011.  While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

John G. Wenker is a co-manager of the Fund.  Mr. Wenker serves in strategic roles as head of the Real Assets Investment Team, which includes the firm’s Real Estate product and its Global Infrastructure strategy.  He joined FAF in 1992 as a managing director of the Fixed Income department.  He was responsible for the investment process and performance of the Real Estate Securities team, a lead manager of the Real Estate Debt product and co-lead manager of the Real Estate Securities product, co-portfolio manager of the Global Infrastructure product and a member of the Asset Allocation Committee.

Jeffrey T. Schmitz, CFA, is a co-manager of the Fund and the Nuveen High Income Bond Fund.  Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams.  He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates.  Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.  He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*

Jay Rosenberg	Registered Investment Company	4	$4.841 billion	0	$0
	Other Pooled Investment Vehicles	2	$186 million	0	$0
	Other Accounts	11	$672.2 million	0	$0

John Wenker	Registered Investment Company	8	$5.362 billion	0	$0
	Other Pooled Investment Vehicles	2	$186 million	0	$0
	Other Accounts	11	$672.2 million	0	$0

Jeffrey Schmitz	Registered Investment Company	2	$786 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*   Assets are as of December 31, 2012.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jay Rosenberg			X
John Wenker					X
Jeffrey Schmitz			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013